Kemper Municipal Income Trust

ANNUAL REPORT TO SHAREHOLDERS
FOR THE YEAR ENDED NOVEMBER 30, 1995

     "...We maintained our investment in premium bonds because of the high level of income they provide and because they help us moderate the volatility of the fund..."

Table of
Contents

3
General
Economic Overview
5
Performance Update
6
Terms to Know
7
Portfolio Statistics
7
Largest Sectors
8
Portfolio of
Investments
14
Report of
Independent Auditors
15
Financial Statements
17
Notes to
Financial Statements
19
Financial Highlights
20
Description of
Dividend
Reinvestment Plan


At A Glance

----------------------------------------------------------------------------
TOTAL RETURNS
----------------------------------------------------------------------------
FOR THE YEAR ENDED NOVEMBER 30, 1995

                                             BASED ON               BASED ON
                                             NET ASSET              MARKET
                                             VALUE                  PRICE
----------------------------------------------------------------------------
KEMPER MUNICIPAL
INCOME TRUST                                 20.00%                 23.55%
----------------------------------------------------------------------------


----------------------------------------------------------------------------
NET ASSET VALUE AND MARKET PRICE
----------------------------------------------------------------------------
                                             AS OF                  AS OF
                                             11/30/95               11/30/94
----------------------------------------------------------------------------
NET ASSET VALUE                              $12.41                 $11.12
MARKET PRICE                                 $12.625                $11.00
----------------------------------------------------------------------------


----------------------------------------------------
DIVIDEND REVIEW
----------------------------------------------------
THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND
YIELD INFORMATION FOR THE FUND
AS OF NOVEMBER 30, 1995.



----------------------------------------------------

1 YEAR INCOME:                               $0.87

NOVEMBER DIVIDEND:                           $0.0725

ANNUALIZED DISTRIBUTION RATE:
(BASED ON NET ASSET VALUE)                    7.01%

ANNUALIZED DISTRIBUTION RATE:
(BASED ON MARKET PRICE)                       6.89%

TAX EQUIVALENT DISTRIBUTION RATE:
(BASED ON NET ASSET VALUE AND A
37.1% FEDERAL INCOME TAX RATE)               11.14%

TAX EQUIVALENT DISTRIBUTION RATE:
(BASED ON MARKET PRICE AND A
37.1% FEDERAL INCOME TAX RATE)               10.95%


Statistical Note: Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on the date shown. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Total return measures aggregate change in net asset value/market value assuming reinvestment of dividends. Returns are historical and do not represent future performance. Market price, net asset value and returns fluctuate. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report. Income may be subject to state and local taxes and a portion of the income may be subject to the alternative minimum tax for certain investors.


About Your Report

Your fund's annual report is one of your best sources for tracking the progress of your investment. This report includes several changes that have been made in an effort to provide additional information to you as well as to explain significant changes to the fund over the last fiscal year. In addition, the performance update includes commentary from your fund's portfolio manager on what might be expected in the coming months.

        Specifically, your report now includes:

        - Terms you need to know related to your fund

        - A look at your fund's largest sectors

        - The maturity and quality of your fund's underlying investments

        If you have any comments about the revised format, please write to:

          Kemper Funds
          Shareholder Communications
          120 South LaSalle Street
          Chicago, IL 60603

General Economic Overview

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS CHIEF EXECUTIVE AND CHIEF INVESTMENT OFFICER OF KEMPER FINANCIAL SERVICES, INC. (KFS). KFS AND ITS AFFILIATES MANAGE APPROXIMATELY $63 BILLION IN ASSETS, INCLUDING $44 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.


DEAR SHAREHOLDER,

Investors enjoyed very positive performance in both the fixed income and stock markets in 1995. The returns of most leading securities markets worldwide were significantly higher than they were in 1994.

        We have an excellent environment for financial assets. After several quarters of robust growth, the United States economy seems to be growing at a pace that investors find comfortable. Contrary to isolated reports that caused some observers to become concerned, we believe the economy is in no jeopardy of recession. Its health was confirmed with the news that the economy grew (as measured by real gross domestic product [GDP]) at an annual rate of 4.2 percent in the third quarter. This follows much lower growth in the first two quarters, as the economy was adjusting to the Federal Reserve Board's series of interest rate increases. The slowdown, in fact, was acknowledged by the Fed when it eased short-term rates by a small but symbolic 25 basis points in July. Now we know that the economy was rebounding from July through September.

        Growth without a corresponding increase in inflation is very encouraging. Although we are well along in the economic cycle and at a point when prices often start hiking up, inflationary pressures have actually been reduced somewhat.

        The Fed reduced rates again in December, this time acknowledging discussions underway to reduce the federal budget deficit. Assuming these discussions are productive, a third rate cut is possible. Even with such reducing by the Fed, our forecast calls for lower growth ranging between 2 percent to 3 percent for the next few quarters, with the momentum likely to come from exports and nonresidential construction.

MARKET OUTLOOK

Slow growth and low inflation is the optimal combination for investors in the fixed income markets, and we expect them to continue to perform well.

        We believe that the opportunities for common stock investors will be increasingly concentrated in higher quality investments. After hitting new highs and showing considerable strength for most of the year, the stock market has shown some vulnerability and then gone on to set records. However, it's inevitable -- the current bull market will come to an end some day. In fact, some sectors may be overextended today.

        As we view the new year, companies cannot necessarily count on the economy to provide above-average earnings support. Rather, stocks that have proven themselves with a pattern of consistent earnings are likely to attract investor support. Specifically, sectors that produce more consistent earnings, such as health care, consumer nondurables, selected technology and selected capital goods can be expected to do well. Picking the right sectors to invest in will be the key challenge for equity investors during the next few quarters.


        International investing continues to be quite complex. After sinking to its post-World War II low last year, the value of the U.S. dollar has gained strength against most foreign currencies. While a stronger dollar favors the U.S. economy because it reduces the cost of American imports and attracts foreign capital, a strong dollar in relation to a local currency has the effect of devaluing a foreign investment. The value of the dollar and the attractiveness of U.S. investments to foreign investors will be key factors in the next few months.

GENERAL ECONOMIC OVERVIEW

ECONOMIC GUIDEPOSTS

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]



                                    Now (12/31/95)            6 months ago            1 year ago              2 years ago
10-year Treasury rate (1)                5.71                    6.28                    7.78                    5.75
Prime rate (2)                           8.65                    8.80                    8.50                    6.00
Inflation rate (3)*                      2.60                    2.97                    2.60                    2.74
The U.S. dollar (4)*                    -1.57                   -9.31                   -4.52                    1.71
Capital goods orders (5)**               7.60                   17.84                   13.53                   23.75
Industrial production (6)*               1.88                    2.80                    6.43                    3.76
Employment growth (7)*                   1.50                    2.29                    3.15                    2.58



(1) Falling interest rates in recent years have been a big plus for financial assets.
(2)  The interest rate that commercial lenders charge their best borrowers.
(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.
(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.
(5)  These influence corporate profits and equity performance.
(6)  An influence on corporate profits and equity performance.
(7)  An influence on family income and retail sales.

*    Data as of November 30, 1995
**   Data as of October 31, 1995


SOURCE: ECONOMICS DEPARTMENT, KEMPER FINANCIAL SERVICES, INC.

        We are in the midst of a global recovery, and the same fundamentals that have driven markets higher in the U.S. can be found in many foreign countries currently. However, leading international economies continue to lag the U.S. Japan and Germany, whose economies typically follow U.S. growth, are not as robust as in past cycles. Moreover, conditions in emerging market countries underline the importance of careful research and experience in understanding how these markets work.

Political leadership also has some bearing on the progress of the economy and the state of the financial markets. In the months preceding a presidential election year, it has been common for incumbents to attempt to stimulate growth. Given our Republican Congress and Democratic President, however, we do not consider this as likely this time.

        With the rest of the country, we are closely following political initiatives to produce a balanced federal budget. This is a political wild card, but we would expect both the stock and fixed-income markets to react with enthusiasm if progress can be made.

        With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including a question-and-answer interview with your fund's portfolio manager. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,



/s/ Stephen B. Timbers
STEPHEN B. TIMBERS
CHIEF INVESTMENT AND EXECUTIVE OFFICER
January 9, 1996

Performance Update

[MIER PHOTO]

CHRIS MIER JOINED KEMPER FINANCIAL SERVICES, INC. IN 1986 AND IS NOW SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER OF KEMPER MUNICIPAL INCOME TRUST. HE HAS BEEN PORTFOLIO MANAGER SINCE ITS INCEPTION IN OCTOBER 1988. MIER RECEIVED HIS B.A. DEGREE IN ECONOMICS FROM THE UNIVERSITY OF MICHIGAN AND WENT ON TO RECEIVE HIS M.M. IN FINANCE FROM THE KELLOGG GRADUATE SCHOOL OF MANAGEMENT AT NORTHWESTERN UNIVERSITY. HE IS A CHARTERED FINANCIAL ANALYST.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report, as stated on the cover. The manager's views are subject to change at any time, based on market and other conditions.


KEMPER MUNICIPAL INCOME TRUST PORTFOLIO MANAGER CHRIS MIER DISCUSSES HOW FALLING INTEREST RATES, LOW INFLATION AND IMPROVING CREDIT QUALITY AT THE STATE LEVEL ENHANCED THE FUND'S PERFORMANCE DURING THE YEAR.


Q:      THE FUND POSTED A SOLID GAIN OF 20.00 PERCENT, ON A NET ASSET
VALUE BASIS, AND 23.55 PERCENT, ON A MARKET VALUE BASIS, FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1995. WHAT WAS BEHIND THIS STRONG PERFORMANCE?

A:      The fiscal year was a good one for the bond market. Bond prices appreciated as interest rates fell due to moderate economic growth and low inflation. THE BOND BUYER 25-Bond Revenue Bond Index (RBI) -- a gauge of municipal bond interest rates -- peaked on November 17, 1994, at 7.37 percent and fell to 5.78 percent by November 30, 1995. As the environment for bonds improved, so did the fund's performance. The market price per share increased during the year by $1.625 to $12.625 per share while the net asset value climbed $1.29 to $12.41 per share.

        The reason for the market's solid performance was the Federal Reserve Board's apparent success in engineering a "soft landing" for the economy -- slow growth and low inflation. In early 1994, the Fed began raising short-term interest rates to slow robust economic growth and to keep inflation under control. After a series of interest rate hikes, market yields for long-term bonds peaked in November 1994. With interest rates high, inflation low and economic growth moderating, the market was poised for a significant rally.

Q:      HOW WAS THE FUND POSITIONED DURING THE YEAR?

A:      During the year we maintained our investment in premium bonds because of the high level of income they provide and because they help us moderate the volatility of the fund, offsetting the effects of the fund's leverage. In leveraging, we borrow short-term capital to reinvest in bonds with yields higher than the interest we pay on the borrowed funds. This can enhance shareholders' dividend return. However, leverage can increase the volatility of the fund's net asset value and income.

In addition, we added holdings in select states to take advantage of specific market or credit opportunities. The Midwest and Texas, in particular, offered a number of investment opportunities. The market's strong fundamentals during the year enabled us to keep the fund fully invested, increasing income. To help enhance the fund's total return, we added long-term bonds, which performed well in 1995's declining interest rate environment.

Performance Update



Q:      WERE THERE ANY SIGNIFICANT TRENDS THAT AFFECTED MUNICIPAL BOND
PERFORMANCE DURING THE FISCAL YEAR?

A:      Municipal bond credit quality continued to improve at the state level last year as the nation's economic expansion approached its fifth year. As such, some states began to see large fund balances and deliberated over tax cuts or possible rebates to tax payers. Political considerations at both the national and state level -- particularly those with respect to tax reform -- also impacted the municipal bond market.

Q:      WHAT EFFECT HAS TAX REFORM DISCUSSION HAD ON THE MUNICIPAL MARKET?

A:      Tax reform discussion caused the municipal bond yield ratio to increase by about 10 percentage points compared to Treasuries. The yield ratio measures the relationship of municipal bond yields to comparable-term U.S. Treasury yields. This wider yield ratio means that the market has already discounted some of the potential impact of tax reform. If significant reform fails to materialize, the market will most likely correct itself, which may help the performance of municipal bonds.

Q:      WAS SUPPLY A POSITIVE FACTOR FOR THE FUND LAST YEAR?

A:      Supply in calendar year 1995 was $156.2 billion, which was down approximately 5 percent from 1994's total supply of $164.5 billion. In addition, bond calls and redemptions were high in 1995. Therefore, the availability of bonds declined, for the second year in a row, as calls and redemptions outpaced new issue supply. These factors are generally favorable for municipal bond market performance.

Q:      WHAT'S YOUR OUTLOOK FOR 1996?

A:      We anticipate continued slow but positive economic growth with inflation remaining under control. We also expect that a meaningful federal budget resolution will eventually occur, which could move rates even lower. Although it is unlikely that we'll see total returns of the magnitude of 1995, this year should provide a positive environment for the bond market.

        For the municipal bond market, in particular, we expect the supply of and demand for new municipal issues to increase moderately if interest rates fall. And as mentioned before, we believe that the market has substantially discounted the potential of tax reform. Should the market overreact or over-discount events as they unfold, we may well see some attractive buying opportunities.

Terms to Know

REVENUE BOND INDEX (RBI) The average yield on 25 revenue bonds with 30-year maturities compiled by THE BOND BUYER, a newspaper that covers the municipal bond market.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period, assuming the reinvestment of all dividends. It may represent the aggregate percentage or dollar value change over a period or may be shown as an annualized figure.

DISTRIBUTION RATE Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on the date shown. Distribution rate simply measures the level of dividends and is not a complete measure of performance.

Portfolio Statistics

SECURITIES RATINGS


------------------------------------------------------------
                           ON 11/30/95        ON 11/30/94
------------------------------------------------------------
AAA                            36%                26%
AA                             18                 28
A                              21                 20
BBB                            20                 23
NOT RATED                       5                  3
------------------------------------------------------------
                              100%               100%

                                                 -AAA
                                                 - AA
                   [PIE CHARTS]                  -  A
                                                 -BBB
                                                 -NOT RATED

THE RATINGS OF STANDARD & POOR'S CORPORATION (S&P) AND MOODY'S INVESTORS SERVICES, INC. (MOODY'S) REPRESENT THEIR OPINIONS AS TO THE QUALITY OF SECURITIES THAT THEY UNDERTAKE TO RATE. THE PERCENTAGE SHOWN REFLECTS THE HIGHER OF MOODY'S OR S&P RATINGS. PORTFOLIO COMPOSITION WILL CHANGE OVER TIME. RATINGS ARE RELATIVE AND SUBJECTIVE AND NOT ABSOLUTE STANDARDS OF QUALITY.

AVERAGE MATURITY

------------------------------------------------------------
                           ON 11/30/95        ON 11/30/94
------------------------------------------------------------
AVERAGE MATURITY            21.2 YEARS         21.2 YEARS
------------------------------------------------------------


Largest Sectors


THE FUND'S LARGEST SECTORS

REPRESENTING 61.1% OF THE FUND'S TOTAL NET ASSETS
ON NOVEMBER 30, 1995


----------------------------------------------------
     Holdings                                Percent
----------------------------------------------------

1.   ELECTRICITY BONDS                        15.8%

2.   SINGLE FAMILY STATE BONDS                13.9%

3.   AIRPORT BONDS                            12.5%

4.   WASTE DISPOSAL                            9.5%

5.   U.S. GOVERNMENT SECURED                   9.4%
----------------------------------------------------


Portfolio of Investments

KEMPER MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS AT NOVEMBER 30, 1995
(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------
ISSUER                                                                      PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------
ADVANCED REFUNDED OBLIGATIONS SECURED AS TO PRINCIPAL AND
INTEREST BY UNITED STATES GOVERNMENT SECURITIES--9.4%
------------------------------------------------------------------------------------------------------------
                                 NY, Urban Dev. Corp., State Facilities, Rev.,
                                   7.50%, to called 4-01-2001 @ 102                $ 6,695    $   7,789
                                 NY, Dormitory Auth., State University
                                   Educational Facilities, Rev.:
                                 7.25%, to be called 5-15-02 @ 102                   5,000        5,900
                                 7.375%, to be called 5-15-00 @ 102                  1,355        1,554
                                 NY, Housing Finance Agcy., Service Contract,
                                   Rev., 7.375%, to be called 3-15-2002 @ 102        3,000        3,549
                                 NY, Medical Care Facilities Finance Agcy.,
                                   Mental Health Services Facilities
                                   Improvement, Rev., 7.70%, to be called
                                   2-15-98 @ 102                                     2,000        2,196
                                 Indianapolis, IN, Local Public Improvement Bond
                                   Bank, Rev., 8.50%, to be called 2-1-98 @ 102     12,470       13,843
                                 Volusia County, FL, Health Facilities Auth.,
                                   Memorial Health Systems, Hospital Facilities
                                   Rev., 8.25% to be called 6-1-00 @ 102             7,000        8,163
                                 Greater Orlando, FL, Aviation Auth., Airport
                                   Facilities, Rev., 8.00%, to be called 10-1-98
                                   @ 102                                               120          134
                                 Puerto Rico, Gen. Oblg., 7.75%, to be called
                                   7-1-99 @ 101 1/2                                  5,020        5,699
                                 WA, Health Care Facilities Auth., Rev., 7.75%,
                                   to be called 5-01-2000 @ 102                      4,200        4,862
                                 Tulsa, OK, Tulsa Airport Improvement Trust,
                                   Rev., 7.70%, to be called 6-1-02 @ 100            3,315        3,903
                                 Greene County, PA, Gen. Oblg., 8.75%, to be
                                   called 12-1-00 @ 100                              3,275        3,896
                                 Kenton County, KY, Airport Board, Greater
                                   Cincinnati International Airport, Rev.,
                                   8.25%, to be
                                   called 3-1-98 @ 102                               1,950        2,159
                                 NC, Eastern Municipal Power Agcy., Power
                                   System, Rev., 8.00%, to be called 1-01-1998 @
                                   102                                                 262          288
                                 ===========================================================================
                                 TOTAL ADVANCED REFUNDED OBLIGATIONS--9.4%
                                 (Cost: $55,376)                                                 63,935
                                 ===========================================================================


OTHER MUNICIPAL OBLIGATIONS
------------------------------------------------------------------------------------------------------------
ILLINOIS--10.8%                  Chicago:
                                   Gas Supply, Peoples Gas, Light and Coke
                                     Company, Rev., 8.10%, 2020                      1,250        1,421
                                 O'Hare International Airport:
                                 General Airport Rev., 8.20%, 2018                   3,900        4,141
                                 International Terminal, Special Rev., 7.625%
                                   and
                                       8.20%, 2010 and 2024                         14,775       16,670
                                 Skyway Toll Bridge, Rev., 6.75%, 2014               2,775        2,930
                                 Dev. Finance Auth., Pollution Control,
                                   Commonwealth Edison Finance Company Proj.,
                                   Rev., 6.75%, 2015                                 4,220        4,690
                                 Harvard, Multifamily Housing, Northfield Court,
                                   Rev., 9.50%, 2006                                 2,650        2,921
                                 Health Facilities Auth.:
                                 Bethany Home and Hospital, Rev., 8.625%, 2009       7,430        8,130
                                 Lutheran General Health Care System, Rev.,
                                     6.00%, 2018                                     1,030        1,017
                                 Methodist Health Services Corp., Rev., 8.00%,
                                   2015                                              1,925        2,167

                                                   Portfolio of Investments

(Dollars in thousands)
------------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------
                                 Housing Dev. Auth., Residential Mortgage, Rev.,
                                   8.10%, 2022                                     $ 3,790    $   4,027
                                 Regional Transportation Auth., Cook, DuPage,
                                   Kane, Lake, McHenry, and Will Counties, Gen.
                                   Oblg.,   6.125%, 2022                             4,000        4,125
                                 Scholarship Commission, Student Loan Rev.,
                                   7.85% to 8.00%, 1999 through 2002                13,900       14,311
                                 Sports Facilities Auth., Rev., 7.875%, 2010         6,000        6,715
                                 ---------------------------------------------------------------------------
                                                                                                 73,265
------------------------------------------------------------------------------------------------------------
NEW YORK--9.0%                   Dormitory Auth.:
                                 City University System, Rev., 5.625%, 2016          1,500        1,498
                                 State University Educational Facilities, Rev.,
                                   7.375%
                                     and 7.00%, 2014 and 2016                        7,140        7,763
                                 Energy Research and Dev. Auth.:
                                 Consolidated Edison Company, Rev., 7.75%, 2024     13,300       14,258
                                 Pollution Control, Rev., 6.15%, 2026               10,000       10,433
                                 Medical Care Facilities Finance Agcy., Mental
                                   Health Services, Rev., 7.70%, 2018                3,255        3,505
                                 Niagara Frontier Transportation Auth., Greater
                                   Buffalo International Airport, Rev., 6.25%,
                                   2024                                              5,750        6,098
                                 Port Auth., Rev., 8.00%, 2023                       6,000        6,156
                                 State, Gen. Oblg., 7.50%, 2003 and 2004            10,430       11,435
                                 ---------------------------------------------------------------------------
                                                                                                 61,146
------------------------------------------------------------------------------------------------------------
TEXAS--9.0%                      Austin, Airport System Prior Lien, Rev. Bonds,
                                   6.20%, 2015                                       3,000        3,154
                                 Brazos River Auth., Utilities Electric Company,
                                   Pollution Control Rev., 8.25%, 2019              11,000       12,209
                                 Dallas-Fort Worth International Airport
                                   Facility Improvement Corp., American
                                   Airlines, Inc., Rev., 7.50%, 2025                 1,500        1,602
                                 Lower Neches Valley, Industrial Dev. Auth.,
                                   Mobil Oil, Rev., 6.40%, 2030                     17,000       17,962
                                 Matagorda County, Navigation District Number 1,
                                   Central Power and Light Company, Pollution
                                   Control Rev., 6.00% and 7.875%, 2028 and 2016    20,000       20,465
                                 Red River Auth., Utilities Company, Public
                                   Service Company of Oklahoma and Central Power
                                   and Light Company, Pollution Control Rev.,
                                   7.875%, 2014                                      5,200        5,488
                                 ---------------------------------------------------------------------------
                                                                                                 60,880
------------------------------------------------------------------------------------------------------------
INDIANA--7.1%                    Employment Dev. Commission, Indianapolis Power
                                   and Light Company, Rev., 7.45%, 2019             14,215       15,580
                                 Indianapolis, Airport Auth., Federal Express
                                   Corp. Proj.,
                                   Special Facilities Rev., 7.10%, 2017              7,000        7,558
                                 Indianapolis, Gas Utility System Rev., 5.875%,
                                   2024                                             14,000       14,286
                                 Town of Fishers, Economic Dev. Water
                                   Facilities, Indianapolis Water Company, Rev.,
                                   7.875%, 2019                                     10,000       10,812
                                 ---------------------------------------------------------------------------
                                                                                                 48,236
------------------------------------------------------------------------------------------------------------

                           Portfolio of Investments

(Dollars in thousands)
------------------------------------------------------------------------------------------------------------
                                                                          PRINCIPAL AMOUNT        VALUE
WASHINGTON--4.4%
                                 Housing Finance Commission, Rev., 7.05%, 2022     $ 8,800    $   9,313
                                 Public Power Supply System, Nuclear Proj. #2,
                                   Rev., 5.60% and 7.00%, 2015 and 2012             18,500       20,224
                                 ---------------------------------------------------------------------------
                                                                                                 29,537
------------------------------------------------------------------------------------------------------------
MAINE--3.9%
                                 Health and Higher Educational Facilities Auth.,
                                   Rev., 5.70% and 7.00%, 2013 and 2024              9,320        9,972
                                 Regional Waste Systems, Inc., Solid Waste
                                   Resource Recovery System, Rev., 7.85% and
                                   8.15%, 2011                                      13,280       14,574
                                 State Housing Auth., Mortgage Purchase Rev.,
                                   8.30%, 2028                                       1,620        1,692
                                 ---------------------------------------------------------------------------
                                                                                                 26,238
------------------------------------------------------------------------------------------------------------
FLORIDA--3.7%
                                 Broward County, Broward Waste Energy Company,
                                   Rev., 7.95%, 2008                                 4,440        5,031
                                 Dade County, Housing Finance Auth., Single
                                   Family Mortgage Rev., 6.55%, 2027                 3,500        3,621
                                 Escambia County, Housing Finance Auth., Single
                                   Family Mortgage Rev., 6.90%, 2021                 3,780        4,021
                                 Housing Finance Agcy.:
                                   Rev., 6.15% and 6.25%, 2025 and 2035              2,525        2,558
                                   Home Ownership, Rev., 8.30%, 2020                 4,485        4,760
                                 Greater Orlando Aviation Auth., Airport
                                   Facilities, Rev., 8.00%, 2018                     1,130        1,257
                                 Lake County, Resource Recovery, Industrial Dev.
                                   Rev., 5.95%, 2013                                 4,000        3,897
                                 ---------------------------------------------------------------------------
                                                                                                 25,145
------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--3.7%
                                 Allegheny County, Greater Pittsburgh
                                   International Airport, Rev., 8.25%, 2016          8,450        9,204
                                 Lehigh County:
                                   General Purpose Auth., Wiley House, Rev.,
                                     8.65% and 8.75%, 2004 and 2014                  5,815        6,065
                                 Industrial Dev. Auth., Pollution Control, Rev.,
                                     6.15%, 2029                                     1,500        1,589
                                 Philadelphia, Gas Works, Rev., 6.375%, 2026         7,950        8,132
                                 ---------------------------------------------------------------------------
                                                                                                 24,990
------------------------------------------------------------------------------------------------------------
NEW JERSEY--3.1%
                                 Economic Dev. Auth., American Water
                                   Company, Inc. Proj., Water Facilities Rev.,
                                   6.875%, 2034                                     10,775       11,920
                                 Health Care Facilities Financing Auth., General
                                   Hospital Center at Passaic, Rev., 6.75%, 2019     5,000        5,601
                                 Housing and Mortgage Finance Agcy., Home Buyer
                                   Rev., 7.70%, 2029                                 3,485        3,696
                                 ---------------------------------------------------------------------------
                                                                                                 21,217
------------------------------------------------------------------------------------------------------------
COLORADO--2.8%
                                 City and County of Denver, Airport System Rev.,
                                   6.75% to 8.50%, 2013 through 2023                13,080       14,332
                                 Housing and Finance Auth., Single Family
                                   Program, Rev., 7.70%, 2021                        4,620        4,866
                                 ---------------------------------------------------------------------------
                                                                                                 19,198
------------------------------------------------------------------------------------------------------------

                           Portfolio of Investments

(Dollars in thousands)
------------------------------------------------------------------------------------------------------------
                                                                          PRINCIPAL AMOUNT        VALUE
KENTUCKY--2.6%
                                 Kenton County Airport Board, Greater Cincinnati
                                   International Airport, Rev., 8.25%, 2015        $ 8,950    $   9,866
                                 Trimble County, Louisville Gas & Electric
                                   Company, Pollution Control Rev., 7.75%, 2019      7,000        7,536
                                 ---------------------------------------------------------------------------
                                                                                                 17,402
------------------------------------------------------------------------------------------------------------
OHIO--2.4%
                                 Cuyahoga County, Meridia Health System,
                                   Hospital Rev., 6.25%, 2024                        2,350        2,437
                                 Green Springs, Health Care Facilities Rev.,
                                   7.125%, 2025                                      6,000        6,193
                                 Housing Finance Agcy., Single Family Mortgage
                                   Rev., 7.65% to 8.25%, 2010 through 2029           7,496        7,944
                                 ---------------------------------------------------------------------------
                                                                                                 16,574
------------------------------------------------------------------------------------------------------------
VIRGINIA--2.3%
                                 Fairfax County Economic Dev. Auth., Ogden
                                   Martin System, Resource Recovery Rev., 7.75%,
                                   2011                                             13,890       15,287
------------------------------------------------------------------------------------------------------------
VERMONT--2.1%
                                 Housing Finance Agcy., Mortgage Purchase Rev.,
                                   8.10%, 2022                                      13,660       14,423
------------------------------------------------------------------------------------------------------------
MISSOURI--1.9%
                                 Housing Dev. Commission, Single Family Mortgage
                                   Rev., 7.90%, 2021                                 4,700        5,011
                                 St. Louis, Regional Convention and Sports
                                   Complex Auth., Rev., 7.90%, 2021                  3,600        4,046
                                 West Plains, Industrial Dev. Auth., Ozarks
                                   Medical Center, Hospital Rev., 8.625%, 2020       3,650        4,061
                                 ---------------------------------------------------------------------------
                                                                                                 13,118
------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA--1.9%
                                 Metropolitan Airports Auth., Airport System,
                                   Rev., 5.75%, 2020                                13,100       13,115
------------------------------------------------------------------------------------------------------------
LOUISIANA--1.8%
                                 Housing Finance Agcy., Single Family Mortgage
                                   Rev., 8.30%, 2020                                 4,205        4,502
                                 Public Facilities Auth., Lafayette General
                                   Medical Center, Rev., 6.50%, 2022                 7,350        7,829
                                 ---------------------------------------------------------------------------
                                                                                                 12,331
------------------------------------------------------------------------------------------------------------
UTAH--1.5%
                                 Davis County, Solid Waste Management & Energy
                                   Recovery, Special Service District, Rev.,
                                   6.125%, 2009                                      5,000        4,970
                                 Intermountain Power Agcy., Power Supply System
                                   Rev., 7.75%, 2020                                 5,000        5,455
                                 ---------------------------------------------------------------------------
                                                                                                 10,425
------------------------------------------------------------------------------------------------------------
MICHIGAN--1.5%
                                 Greater Detroit Resource Recovery Auth.,
                                   Resource Recovery Facility, Rev., 9.25%, 2008     3,000        3,099
                                 Monroe County, Detroit Edison, Pollution
                                   Control Rev., 7.75%, 2019                         6,500        7,156
                                 ---------------------------------------------------------------------------
                                                                                                 10,255
------------------------------------------------------------------------------------------------------------
NEW MEXICO--1.4%
                                 Mortgage Finance Auth., Single Family Mortgage
                                   Rev., 7.80% and 8.30%, 2021 and 2020              8,470        9,118
------------------------------------------------------------------------------------------------------------
IOWA--1.3%
                                 Housing Finance Auth., Single Family Mortgage
                                   Rev., 7.90%, 2022                                 8,430        9,021
------------------------------------------------------------------------------------------------------------

                           Portfolio of Investments

(Dollars in thousands)
------------------------------------------------------------------------------------------------------------
                                                                          PRINCIPAL AMOUNT        VALUE
WISCONSIN--1.3%
                                 Health Facilities Auth., Franciscan Health
                                   Advisory Services, Inc., Rev., 7.80%, 2014      $ 8,460    $   8,868
------------------------------------------------------------------------------------------------------------
OKLAHOMA--1.2%
                                 Tulsa Airport Improvement Trust, General Rev.,
                                   7.70%, 2013                                       7,545        8,070
                                 Turnpike Auth., Turnpike System Rev., 7.875%,
                                   2021                                                355          403
                                 ---------------------------------------------------------------------------
                                                                                                  8,473
------------------------------------------------------------------------------------------------------------
IDAHO--1.0%
                                 Housing Agcy., Single Family Mortgage Rev.,
                                   7.875% and 6.90%, 2021 and 2025                   6,590        6,953
------------------------------------------------------------------------------------------------------------
MARYLAND--1.0%
                                 Howard County, Braeland Eden Commons,
                                   Multifamily Housing Rev., 6.20%, 2023             6,750        6,542
------------------------------------------------------------------------------------------------------------
NEW HAMPSHIRE--.9%
                                 Higher Education and Health Facilities,
                                   Nashua Memorial Hospital, Rev.,
                                   6.00%, 2013 and 2023                              6,000        5,948
------------------------------------------------------------------------------------------------------------
MINNESOTA--.8%
                                 Housing Finance Agcy., Single Family Mortgage
                                   Rev., 7.95% and 8.00%, 2022 and 2029              5,065        5,340
------------------------------------------------------------------------------------------------------------
NORTH CAROLINA--.7%
                                 Housing Finance Agcy., Single Family Mortgage
                                   Rev., 7.85%, 2028                                 4,465        4,757
------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA--.6%
                                 Oconee County, Duke Power Company, Pollution
                                   Control Rev., 7.75%, 2017                         3,500        3,883
------------------------------------------------------------------------------------------------------------
CALIFORNIA--.4%
                                 Housing Finance Agcy., Home Mortgage, Rev.,
                                   8.30% and 8.35%, 2019                             2,845        3,031
------------------------------------------------------------------------------------------------------------
RHODE ISLAND--.4%
                                 Housing and Mortgage Finance Corp., Rev.,
                                   8.25%, 2022                                       2,715        2,902
------------------------------------------------------------------------------------------------------------
ARIZONA--.3%
                                 Maricopa County, Rural Road Improvement
                                   District, Gen. Oblg., 8.625%, 2007                1,940        2,274
------------------------------------------------------------------------------------------------------------
NEVADA--.3%
                                 Clark County, Power Company Proj., Industrial
                                   Dev. Rev., 6.70%, 2022                            1,750        1,875
------------------------------------------------------------------------------------------------------------
NORTH DAKOTA--.1%
                                 Housing Finance Agcy., Single Family Mortgage
                                   Rev., 8.375%, 2021                                  855          911
------------------------------------------------------------------------------------------------------------
HAWAII--.1%
                                 Housing Finance and Dev. Corp., Single Family
                                   Mortgage Rev., 8.125%, 2019                         570          607
                                 ---------------------------------------------------------------------------
                                 TOTAL OTHER MUNICIPAL OBLIGATIONS--87.3%
                                 (Cost: $549,821)                                               593,285
                                 ---------------------------------------------------------------------------
                                 TOTAL OBLIGATIONS--96.7%
                                 (Cost: $605,197)                                               657,220
                                 ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

                           Portfolio of Investments

------------------------------------------------------------------------------------------------------------
 MONEY MARKET INSTRUMENTS--1.4%
                               Yield--4.00% to 4.10%,
                               Due--December 1995
                               (Cost: $9,500)                                    $ 9,500    $   9,500
                               ---------------------------------------------------------------------------
                               TOTAL INVESTMENTS--98.1%
                               (Cost: $614,697)                                               666,720
                               ---------------------------------------------------------------------------
                               CASH AND OTHER ASSETS, LESS LIABILITIES--1.9%                   12,964
                               ---------------------------------------------------------------------------
                               NET ASSETS--100%                                             $ 679,684
                               ---------------------------------------------------------------------------

 NOTE TO PORTFOLIO OF INVESTMENTS

Based on the cost of investments of $614,697,000 for federal income tax purposes at November 30, 1995, the aggregate gross unrealized appreciation of investments was $52,349,000, the aggregate gross unrealized depreciation was $326,000 and the net unrealized appreciation on investments was $52,023,000.

See accompanying Notes to Financial Statements.

                        Report of Independent Auditors

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER MUNICIPAL INCOME TRUST

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Municipal Income Trust as of November 30, 1995, the related statements of operations for the year then ended, and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Municipal Income Trust at November 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal years since 1991, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          January 12, 1996

                             Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1995
(in thousands)

--------------------------------------------------------------------------------
 ASSETS

Investments, at value
(Cost: $614,697)                                                                         $666,720
-------------------------------------------------------------------------------------------------
Cash                                                                                          284
-------------------------------------------------------------------------------------------------
Interest receivable                                                                        14,605
-------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                          681,609
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS

Payable for:
  Investments purchased                                                                     1,453
-------------------------------------------------------------------------------------------------
  Management fee                                                                              309
-------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                        6
-------------------------------------------------------------------------------------------------
  Other                                                                                       157
-------------------------------------------------------------------------------------------------
    Total liabilities                                                                       1,925
-------------------------------------------------------------------------------------------------
NET ASSETS                                                                               $679,684
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS

Remarketed preferred shares, par value $.01 per share, unlimited number of shares
authorized, 43 shares outstanding at $5,000 liquidation value per share                  $215,000
-------------------------------------------------------------------------------------------------
Common shares, par value $.01 per share, unlimited number of shares authorized, 37,454
shares outstanding                                                                            375
-------------------------------------------------------------------------------------------------
Paid-in surplus                                                                           413,619
-------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                              (14,749)
-------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                 52,023
-------------------------------------------------------------------------------------------------
Undistributed net investment income                                                        13,416
-------------------------------------------------------------------------------------------------
NET ASSETS                                                                               $679,684
-------------------------------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARE ($679,684 less remarketed preferred shares at
liquidation value of $215,000 divided by 37,454 common shares outstanding)                 $12.41
-------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

                             Financial Statements

STATEMENT OF OPERATIONS
Year ended November 30, 1995
(in thousands)

--------------------------------------------------------------------------------
 NET INVESTMENT INCOME

  Interest income                                                                         $45,803
-------------------------------------------------------------------------------------------------
  Expenses:
   Management fee                                                                           3,641
-------------------------------------------------------------------------------------------------
   Custodian and transfer agent fees and related expenses                                     242
-------------------------------------------------------------------------------------------------
   Professional fees                                                                           63
-------------------------------------------------------------------------------------------------
   Reports to shareholders                                                                     27
-------------------------------------------------------------------------------------------------
   Registration and remarketing fees                                                          527
-------------------------------------------------------------------------------------------------
   Trustees' fees and other                                                                    82
-------------------------------------------------------------------------------------------------
    Total expenses                                                                          4,582
-------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                      41,221
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  Net realized loss on sales of investments (including options purchased)                  (3,590)
-------------------------------------------------------------------------------------------------
  Net realized loss from futures transactions                                                (432)
-------------------------------------------------------------------------------------------------
    Net realized loss                                                                      (4,022)
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                                     52,077
-------------------------------------------------------------------------------------------------
Net gain on investments                                                                    48,055
-------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $89,276
-------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(in thousands)

                                                                         YEAR ENDED NOVEMBER 30,
                                                                         1995               1994
--------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
  Net investment income                                                 $41,221             40,996
--------------------------------------------------------------------------------------------------
  Net realized loss                                                      (4,022)            (7,810)
--------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation/depreciation                     52,077            (60,931)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          89,276            (27,745)
--------------------------------------------------------------------------------------------------
  Distribution from net investment income
    Common shares                                                       (32,507)           (32,429)
--------------------------------------------------------------------------------------------------
    Remarketed preferred shares                                          (8,569)            (6,096)
--------------------------------------------------------------------------------------------------
  Distribution from net realized gain on investments                         --            (13,395)
--------------------------------------------------------------------------------------------------
Total dividends to shareholders                                         (41,076)           (51,920)
--------------------------------------------------------------------------------------------------
Proceeds from common shares issued in reinvestment of dividends
(137,000 shares in 1995 and 109,000 shares in 1994)                       1,694              1,347
--------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  49,894            (78,318)
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NET ASSETS

Beginning of year                                                       629,790            708,108
--------------------------------------------------------------------------------------------------
END OF YEAR (including undistributed net investment income of
$13,416,000 and $13,339,000, respectively)                             $679,684            629,790
--------------------------------------------------------------------------------------------------

                        Notes to Financial Statements

--------------------------------------------------------------------------------
1    SIGNIFICANT ACCOUNTING
     POLICIES DESCRIPTION OF FUND. The Fund is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company.

                             INVESTMENT VALUATION. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Exchange traded options are valued at the last sale price unless there is no sale price, in which event prices provided by market makers are used. Over-the-counter traded options are valued based upon prices provided by market makers. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and premiums and original issue discount on securities are amortized. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at November 30, 1995, amounting to approximately $11,125,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 2002 through 2004.

                             The Fund declares and pays common share dividends on a monthly basis. Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date.

                             Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             REMARKETED PREFERRED SHARES. The Fund has issued and outstanding 10,800 Series A, 10,700 Series B, 10,800 Series C and 10,700 Series D remarketed preferred shares, each at a liquidation value of $5,000 per share. The dividend rate on each series is set by the remarketing agent, and preferred share dividends are generally paid every 28 days.

--------------------------------------------------------------------------------
2    TRANSACTIONS WITH
     AFFILIATES              The Fund has a management agreement with Kemper
                             Financial Services, Inc. (KFS) and pays a management fee at an annual rate of .55% of average weekly net assets. The Fund incurred a management fee of $3,641,000 for the year ended November 30, 1995.

                        Notes to Financial Statements

                             Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. For the year ended November 30, 1995, the transfer agent remitted shareholder services fees to KSvC of $84,000.

                             Certain officers or trustees of the Fund are also officers or directors of KFS. During the year ended November 30, 1995, the Fund made no direct payments to its officers and incurred trustees' fees of $15,000 to independent trustees.

--------------------------------------------------------------------------------
3    INVESTMENT
     TRANSACTIONS            For the year ended November 30, 1995, investment
                             transactions (excluding short-term investments) are as follows (in thousands):

                             Purchases                                  $133,168

                             Proceeds from sales                         124,342

                             Financial Highlights

                                                                    YEAR ENDED NOVEMBER 30,
                                                    -------------------------------------------------------------
                                                      1995        1994        1993        1992        1991
-----------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE FOR A COMMON SHARE
Net asset value, beginning of year                    $11.12       13.25       12.45       11.85       11.25
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 1.10        1.10        1.16        1.16        1.18
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)               1.29       (1.84)        .66         .49         .56
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                        2.39        (.74)       1.82        1.65        1.74
-----------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income to common
  shareholders                                           .87         .87         .87         .87         .87
-----------------------------------------------------------------------------------------------------------------
  Distribution from net investment income to
  preferred shareholders (common share equivalent)       .23         .16         .15         .18         .27
-----------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                     --         .36          --          --          --
-----------------------------------------------------------------------------------------------------------------
Total dividends                                         1.10        1.39        1.02        1.05        1.14
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                          $12.41       11.12       13.25       12.45       11.85
-----------------------------------------------------------------------------------------------------------------
Market value, end of year                             $12.63       11.00       12.75       12.63       12.00
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
 TOTAL RETURN PER COMMON SHARE
Based on net asset value                               20.00%      (7.36)      13.80       12.80       13.55
-----------------------------------------------------------------------------------------------------------------
Based on market value                                  23.55       (4.52)       8.00       12.72       14.78
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
(Ratios exclude the effect of dividends to preferred shareholders)
Expenses                                                 .69%        .70         .69         .71         .72
-----------------------------------------------------------------------------------------------------------------
Net investment income                                   6.23        6.13        6.20        6.48        6.76
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
Net assets at end of year, net of remarketed
preferred shares (in thousands)                     $464,684     414,790     493,108     461,119     434,924
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   19%         12          17           5           4
-----------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at end of
year (in thousands)                                 $215,000     215,000     215,000     215,000     215,000
-----------------------------------------------------------------------------------------------------------------
Asset coverage per share of remarketed preferred
shares outstanding at end of year                   $ 15,800      14,600      16,500      15,700      15,100
-----------------------------------------------------------------------------------------------------------------
Liquidation and market value per share of remarketed
  preferred shares                                  $  5,000       5,000       5,000       5,000       5,000
-----------------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the year. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the year.

FEDERAL TAX STATUS OF 1995 DIVIDENDS
All of the dividends paid from net investment income by the Fund constitute tax-exempt interest that is not taxable for federal income tax purposes; however, a portion of the dividends paid may be includable in the alternative minimum tax calculation.

                  Description of Dividend Reinvestment Plan

--------------------------------------------------------------------------------
1    PARTICIPATION           We invite you to review the description of the
                             Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of Kemper
                             Municipal Income Trust (the "Fund"). If you wish to participate and your shares are held in your own name, simply contact Kemper Service Company, whose address and phone number are provided in Paragraph
                             4 for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them.
                             Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a. ("UMB") as their agent and as agent for the Fund under the Plan.

--------------------------------------------------------------------------------
2    DIVIDEND INVESTMENT
     ACCOUNT The Fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account. Sources described in clauses
                             (a) and (b) of the preceding sentence are hereinafter called "Distribution."

--------------------------------------------------------------------------------
3    INVESTMENT OF
     DISTRIBUTION FUNDS HELD
     IN EACH ACCOUNT         If on the record date for a Distribution (the
                             "Record Date"), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                             UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment
                             Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.

--------------------------------------------------------------------------------
4    ADDITIONAL INFORMATION  Address all notices, correspondence, questions, or other communication regarding the Plan to:

                            KEMPER SERVICE COMPANY

                             P.O. Box 419066

                             Kansas City, Missouri 64141-6066

                             1-800-294-4366

                  Description of Dividend Reinvestment Plan

--------------------------------------------------------------------------------
5    ADJUSTMENT OF
     PURCHASE PRICE          The Fund will increase the price at which Shares
                             may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

--------------------------------------------------------------------------------
6    DETERMINATION OF
     PURCHASE PRICE          The cost of Shares and fractional Shares acquired
                             for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 7 hereof, of the Shares acquired by UMB in connection with that Purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

--------------------------------------------------------------------------------
7    BROKERAGE CHARGES       There will be no brokerage charges with respect to
                             Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions.
                             Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

--------------------------------------------------------------------------------
8    SERVICE CHARGES         There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraph 12 hereof.
                             However, the Fund reserves the right to amend the Plan in the future to include a service charge.

--------------------------------------------------------------------------------
9    TRANSFER OF SHARES
     HELD BY AGENT           Agent will maintain the participant's Account, hold
                             the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full
                             Shares in a participant's Account will be sent to the participant.

--------------------------------------------------------------------------------
10     SHARES NOT HELD IN
       SHAREHOLDER'S NAME    Beneficial owners of Shares which are held in the
                             name of a broker or nominee will not be
                             automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

--------------------------------------------------------------------------------
11     AMENDMENTS            Experience under the Plan may indicate that changes
                             are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to

                  Description of Dividend Reinvestment Plan

                             notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

--------------------------------------------------------------------------------
12     WITHDRAWAL FROM
       PLAN Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 11 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

--------------------------------------------------------------------------------
13     TAX IMPLICATIONS      Shareholders will receive tax information annually
                             for personal records and to assist in preparation of their Federal income tax return. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

                            Shareholders' Meeting

SPECIAL SHAREHOLDERS' MEETING

On September 19, 1995, a special shareholders' meeting was held. Kemper Municipal Income Trust shareholders were asked to vote on three separate issues: election of two additional members to the Board of Trustees that were elected by both the holders of Common and Preferred Shares, ratification of Ernst & Young LLP as independent auditors and approval of a new investment management agreement with Kemper Financial Services, Inc. We are pleased to report that all nominees were elected and all other items were approved. Following are the results for each issue:

1) Election of Trustees

                         For           Withheld
   James E. Akins        25,710,966    7,716
   Fred B. Renwick       25,713,538    5,144

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund

    For            Against     Abstain
    25,176,200     187,301     355,181

3) Approval of new investment management agreement

    For            Against     Abstain
    24,634,775     404,675     679,232

Trustees and Officers

TRUSTEES                        OFFICERS

STEPHEN B. TIMBERS              JOHN E. NEAL
President and Trustee           Vice President

JAMES E. AKINS                  JOHN E. PETERS
Trustee                         Vice President

ARTHUR R. GOTTSCHALK            J. PATRICK BEIMFORD, JR.
Trustee                         Vice President

FREDERICK T. KELSEY             CHRISTOPHER J. MIER
Trustee                         Vice President

FRED B. RENWICK                 PHILIP J. COLLORA
Trustee                         Vice President and
                                Secretary

JOHN B. TINGLEFF                CHARLES F. CUSTER
Trustee                         Vice President and
                                Assistant Secretary
JOHN G. WEITHERS
Trustee                         JEROME L. DUFFY
                                Treasurer


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LEGAL COUNSEL                   VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                222 North LaSalle Street
                                Chicago, IL 60601


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SHAREHOLDER SERVICE AGENT       KEMPER SERVICE COMPANY
                                P.O. Box 419066
                                Kansas City, MO 64141

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CUSTODIAN AND TRANSFER AGENT    INVESTORS FIDUCIARY TRUST COMPANY
                                127 West 10th Street
                                Kansas City, MO 64105

-----------------------------------------------------------------------
INDEPENDENT AUDITORS            ERNST & YOUNG LLP
                                233 South Wacker Drive
                                Chicago, IL 60606

-----------------------------------------------------------------------
INVESTMENT MANAGER              KEMPER FINANCIAL SERVICES, INC.
                                120 South LaSalle Street
                                Chicago, IL 60603


[RECYCLED LOGO]                               [KEMPER MUTUAL FUNDS LOGO]
Printed on recycled paper.
KMIT - 2 (1/96)                                                  1008320
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